UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

CULLEN/FROST BANKERS, INC.

(Exact name of issuer as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 29, 2010, Cullen/Frost Bankers, Inc. (the “Corporation”) issued a press release announcing Mr. Charles W. Matthews was elected to the Corporation’s Board of Directors. The election of Mr. Matthews to the Corporation’s Board of Directors was effective as of July 29, 2010. The full text of the press release is attached as Exhibit 99.1 and is incorporated into this item by reference.

Mr. Matthews will stand for re-election at the 2011 annual shareholders meeting. Mr. Matthews has not been named to any committees of the Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press Release dated July 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green
Phillip D. Green Group Executive Vice President and Chief Financial Officer

Dated:	July 29, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 29, 2010.